Exhibit (10)(xxiii)

                   HILCOAST DEVELOPMENT CORP.
                        100 Century Blvd.
                    West Palm Beach, FL 33417





                                             February 5, 1995



CV Reit, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Alvin Wilensky, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Guarantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Al:

     The Guarantor is aware of the fact that the Maker has requested the Payee to extend the "Maturity Date" as set forth in the Note, as extended by that certain letter agreement, dated September 30, 1994, a copy of which is attached hereto, to December 31, 1996 provided, of course, that the monthly interest payments shall continue to be made to and including the first business day of December, 1996.

     Please be advised that the Guarantor consents to the foregoing and same shall in no way affect the obligations of the Guarantor as the guarantor of the Note.

                              Very truly yours,

                              HILCOAST DEVELOPMENT CORP.


                              By:  /s/ Michael S. Rubin
                                  Michael S. Rubin, President










                       September 30, 1994





CV Reit, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attention:   Mr. Alvin Wilensky, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Guarantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Al:

     The Guarantor is aware of the fact that the Maker has requested the Payee to extend the "Maturity Date" as set forth in the Note to March 31, 1996 provided, of course, that the monthly interest payments shall continue to be made to and including the first business day of March, 1996.

     Please be advised that the Guarantor consents to the foregoing and same shall in no way affect the obligtions of the Guarantor as the guarantor of the Note.

                         Very truly yours,

                         HILCOAST DEVELOPMENT CORP.


                         bY:  /s/ Michael S. Rubin
                              Michael S. Rubin, President













                       September 30, 1994





NewCen Communities, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Michael S. Rubin, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Grantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Michael:

     This letter will confirm that CV Reit has extended the "Maturity Date" as set forth in the Note to March 31, 1996 provided, of course, that the monthly interest payments shall continue to be made through and including the first business day of March, 1996. In all other respects the Note shall remain in full force and effect in accordance with the terms and provisions thereof.

                              Very truly yours,

                              CV REIT, INC.



                              By:   /s/  Alvin Wilensky
                                  Alvin Wilensky, President










                                                 Exhibit (10)(xxiv)

                          CV REIT, INC.
                        100 Century Blvd.
                    West Palm Beach, FL 33417






                                             February 6, 1995



NewCen Communities, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Michael S. Rubin, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Grantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Michael:

     This letter will confirm that CV Reit has extended the "Maturity Date" as set forth in the Note, as extended by that certain letter agreement, dated September 30, 1994, a copy of which is attached hereto, to December 31, 1996 provided, of course, that the monthly interest payments shall continue to be made through and including the first business day of December, 1996. In all other respects the Note shall remain in full force and effect in accordance with the terms and provisions thereof.


                              Very truly yours,

                              CV REIT, INC.


                              By:  /s/ Alvin Wilensky
                                  Alvin Wilensky, President










                       September 30, 1994





CV Reit, Inc.
Century Village Administration Building
100 Century Boulevard
West Palm Beach, Forida  33417

Attention:    Mr. Alvin Wilensky, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Grantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Al:

     The Guarantor is aware of the fact that the Maker has requested the Payee to extend the "Maturity Date" as set forth in the Note to March 31, 1996 provided, of course, that the monthly interest payments shall continue to be made to the foregoing and same shall in no way affect the obligations of the Guarantor as the guarantor of the Note.

                              Very truly yours,

                              HILCOAST DEVELOPMENT CORP.


                              By:   /s/ Michael S. Rubin
                                  Michael S. Rubin, Presient




















                       September 30, 1994





NewCen Communities, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Michael S. Rubin, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Grantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Michael:

     This letter will confirm that CV Reit has extended the "Maturity Date" as set forth in the Note to March 31,1996 provided, of course, that the monthly interest payments shall continue to be made through and including the first business day of March, 1996. In all other respects the Note shall remain in full force and effect in accordance with the terms and provisions thereof.

                              Very truly yours,

                              CV REIT, INC.


                              By:   /s/ Alvin Wilensky
                                  Alvin Wilensky, President









                                                  Exhibit (10)(xxv)

                   HILCOAST DEVELOPMENT CORP.
                        100 Century Blvd.
                    West Palm Beach, FL 33417






                                             February 5, 1995



CV Reit, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Alvin Wilensky, President

RE: $2,500,000.00 Future Advance Promissory Note ("Note") dated September 15, 1994 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Guarantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Al:

     The Guarantor is aware of the fact that the Maker has requested the Payee to extend the "Maturity Date" as set forth in the Note to July 31, 1996 provided, of course, that the monthly interest payments shall continue to be made to and including the first business day of July, 1996.

     Please be advised that the Guarantor consents to the foregoing and same shall in no way affect the obligations of the Guarantor as the guarantor of the Note.

                              Very truly yours,

                              HILCOAST DEVELOPMENT CORP.


                              By:   /s/ Michael S. Rubin
                                  Michael S. Rubin, President





                                               Exhibit (10)(xxvi)

                          CV REIT, INC.
                        100 Century Blvd.
                   West Palm Beach, FL  33417





                                             February 6, 1995



NewCen Communities, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:     Mr. Michael S. Rubin, President

RE: $2,500,000.00 Future Advance Promissory Note ("Note") dated September 15, 1994 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Grantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida ("Mortgage")

Dear Michael:

     This letter will confirm that CV Reit has extended the "Maturity Date" as set forth in the Note to July 31, 1996 provided, of course, that the monthly interest payments shall continue to be made through and including the first business day of July, 1996.
In all other respects the Note shall remain in full force and effect in accordance with the terms and provisions thereof.



                              Very truly yours,

                              CV REIT, INC.


                              By:    /s/ Alvin Wilensky
                                  Alvin Wilensky, President